Exhibit 10.2

SUBORDINATION AGREEMENT

THIS SUBORDINATION AGREEMENT (this “Agreement”) is made and entered into as of March ___, 2023, by and among Appreciate Holdings, Inc., a Delaware corporation, RW National Holdings, LLC, a Delaware limited liability company, and RW Opco, LLC, a Delaware limited liability company (regardless of whether one or more, collectively, the “Borrower”) and the undersigned (the “Subordinated Creditor”), in favor of St. Cloud Capital Partners III SBIC, LP, a Delaware limited partnership (“Senior Lender”). The Credit Agreement (as defined below) requires that Borrower and Subordinated Creditor enter into this Agreement as a condition to entering into a Subordinated Loan (as defined below) with Subordinated Creditor. Subordinated Creditor acknowledges that it has received value under the Credit Agreement in entering into this Agreement or any other subordination agreement requested by any other lender to the Borrower or its affiliates. In consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.	Definitions. As used herein, the following capitalized terms shall have the following meanings:

“Credit Agreement” shall mean, collectively, (i) that certain Securities Purchase Agreement, dated as of November 7, 2016 (as the same has been or may be amended, restated, replaced, renewed, supplemented, refinanced, extended or otherwise modified or restated from time to time) among the Senior Lender, Borrower and certain of Borrower’s affiliates; and (ii) that certain Loan Agreement, dated January 2, 2019 (as the same has been or may be amended, restated, replaced, renewed, supplemented, refinanced, extended or otherwise modified or restated from time to time), among Bridgewater Bank (the successor in interest to Senior Lender), Borrower and certain of Borrower’s affiliates.

“Senior Claim” shall mean all of Borrower’s indebtedness and liabilities to Senior Lender now existing or hereafter arising, direct or indirect, absolute or contingent, joint or several, whether as maker, endorser, surety, guarantor or otherwise, as well as the notes or other instruments evidencing the same, and any extensions, renewals, restatements or refinancings thereof, including, without limitation, the obligations of Borrower to Senior Lender under the Credit Agreement and the documents related thereto.

“Subordinated Claim” shall mean all of Borrower’s indebtedness and liabilities to the Subordinated Creditor, now existing or hereafter arising, direct or indirect, absolute or contingent, joint or several, whether as maker, endorser, surety, guarantor or otherwise, as well as the notes or other instruments evidencing the same, and any extensions, renewals, restatements or refinancings thereof, including, without limitation, the obligations of Borrower to the Subordinated Creditor under the Subordinated Loans.

“Subordinated Loans” shall mean those certain Series 1 Subordinated Convertible Debentures purchased by the Subordinated Creditor at this time and from time to time, whether or not evidenced by a promissory note or other debt instrument.

2. Limitations on Payment. Subordinated Creditor will not receive, or take action to collect or enforce, payment from Borrower, and Borrower will not make payment to Subordinated Creditor of the Subordinated Claim or any part thereof, without the prior written consent of Senior Lender; provided that so long as no Event of Default has occurred and is then occurring, Borrower may pay regularly scheduled principal and interest payments on the Subordinated Loans when due so long as, after giving effect to such payments, Borrower continues to be in compliance with all terms, conditions and covenants contained in the Credit Agreement. Except for the receipt of regularly scheduled principal and interest payments as set forth in the immediately preceding sentence, Subordinated Creditor will not, without the prior written consent of Senior Lender, receive or take any action to collect or enforce, payment in cash, by setoff or otherwise, of the Subordinated Claim or any part thereof from Borrower or any trustee in bankruptcy, receiver, or other liquidator of any part of Borrower’s property, or from any other person. Until payment in full of the Senior Claim, any payment received by Subordinated Creditor pursuant to the immediately preceding sentence shall promptly be delivered to Senior Lender for application to the Senior Claim, in such order as Senior Lender shall elect. Nothing herein shall prevent Subordinated Creditor from converting the Subordinated Loans to Equity Securities (as such term is defined therein) OR ENTITLE SENIOR LENDER TO ANY SECURITIES, PROCEEDS OR OTHER VALUE AS A RESULT OF SUCH CONVERSION. UPON THE CONVERSION of the subordinated loans into equity securities, this agreement shall terminate and shall no longer be in force or effect.

3. Priority of Security Interest. Any now existing or hereafter arising security interest in Borrower’s now owned or hereafter acquired property held from time to time by Senior Lender shall have priority in all respects as to any now existing or hereafter arising security interests in Borrower’s now owned or hereafter acquired property held from time to time by Subordinated Creditor. The priorities specified herein are applicable irrespective of the time or order of attachment or perfection of security interests or the time or order of filing of financing statements or the giving or failure to give notice of the acquisition or expected acquisition of any security interest by Senior Lender or Subordinated Creditor.

4. Senior Lender Priority. In the event of the bankruptcy of, or the appointment of a trustee, receiver or other representative or liquidator for any of the property of Borrower, or in the event Borrower shall become the subject of any proceeding of any character under any federal or state bankruptcy or insolvency act or law, all moneys and other property allocated or allocable to the Subordinated Claim and which would be payable or deliverable to Subordinated Creditor in the absence of the provisions of this Agreement shall be paid and delivered directly to Senior Lender for application by Senior Lender to the Senior Claim, in such order as Senior Lender shall elect, until full payment of the Senior Claim with the excess, if any, to be paid to the Subordinated Creditor, regardless of whether Subordinated Creditor or Senior Lender or both file a claim on behalf of the Subordinated Claim in any such proceeding. Senior Lender is hereby irrevocably appointed attorney-in-fact for Subordinated Creditor with full power to act in the place and stead of Subordinated Creditor in all matters relating to or affecting the Subordinated Claim, until full payment of all Senior Claims, including the right to make, present, file and vote such proofs of claim against Borrower on account of all or any part of said Subordinated Claim, as Senior Lender may deem advisable and to receive and collect any and all dividends or other payments (“Dividends”) made thereon and to apply the same on account of the Senior Claim. The Subordinated Creditor will execute and deliver to the Senior Lender such instruments as may be required by Senior Lender to enforce any and all such Subordinated Claim, to effectuate the aforesaid power of attorney and to effect collection of any and all Dividends which may be made at any time on account thereof. As collateral securing payment of the Senior Claim, Subordinated Creditor hereby transfers and assigns to the Senior Lender the Subordinated Claim and all collateral security and guaranties therefor to which Subordinated Creditor may be entitled. Senior Lender may file one or more financing statements concerning any security interest hereby created without the signature of Subordinated Creditor.

5. Pay Over of Funds. In the event that Subordinated Creditor receives any payment or property (other than Equity Securities received as a result of the conversion of the Subordinated Loan) on the Subordinated Claim in violation of the terms of this Agreement, such payments shall be held in trust by Subordinated Creditor and Subordinated Creditor will forthwith pay over or deliver the same to Senior Lender to be held by Senior Lender as cash collateral securing the Senior Claim.

6. Undertakings Unaffected. Subordinated Creditor’s undertakings herein shall not be affected or impaired by (a) any neglect or omission on the part of Senior Lender to look to or to preserve any collateral at any time securing payment of the Senior Claim, or (b) any act on the part of Senior Lender in releasing, cancelling or surrendering all or part of such collateral, or in extending the time for payment with respect to all or any part of the Senior Claim or such collateral, or in enforcing or realizing upon such collateral. No notice whatsoever need be given to Subordinated Creditor at any time of the Senior Claim or the amount or amounts thereof, whether now existing or hereafter arising, or any increase or decrease therein, or any payments thereof, or with respect to any collateral, or in any other respect.

7. Limitation on Transfer. Subordinated Creditor will not assign, pledge or otherwise transfer, or permit or suffer to be assigned, pledged or otherwise transferred, or execute any power of attorney with respect to, the Subordinated Claim or any part thereof, unless such assignee, pledger or transferee agrees in writing to be bound by the terms and conditions of this Agreement.

8. Legend. Each note or other instrument evidencing the Subordinated Claim shall forthwith if now outstanding and otherwise upon issuance be stamped or otherwise noted in writing upon the face thereof by Subordinated Creditor with a notation reading substantially as follows:

“This note or instrument is subject to a Subordination Agreement dated March 27, 2019, among maker and payee thereof and St. Cloud Capital Partners III SBIC, LP, which is made a part hereof by reference.”

9. Acceleration. In the event of any breach of this Agreement, Senior Lender shall have the right, at its option, and in addition to any other rights Senior Lender may have, to declare the Senior Claim immediately due and payable without notice or demand.

10. No Commitment to Extend Credit. Nothing herein creates, or implies the existence of, any commitment on the part of Senior Lender to extend credit to Borrower.

11. Continuing Nature of Subordination. This Agreement shall be irrevocable and shall continue effective until the Subordinated Loans shall have been paid in full. This is a continuing agreement of subordination and Senior Lender may continue, at any time and without notice to Subordinated Creditor, to extend credit or other financial accommodations and loan monies to or for the benefit of Borrower on the faith hereof.

12. GOVERNING LAW. THIS AGREEMENT SHALL BE INTERPRETED, AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED, IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF CALIFORNIA.

13. COSTS, EXPENSES AND ATTORNEYS’ FEES. If any party hereto institutes any arbitration or judicial or administrative action or proceeding to enforce any provisions of this Agreement, or alleging any breach of any provision hereof or seeking damages or any remedy, the losing party or parties shall pay to the prevailing party or parties all costs and expenses, including reasonable attorneys’ fees (to include outside counsel fees and all allocated costs of such prevailing party’s in-house counsel), expended or incurred by the prevailing party or parties in connection therewith, whether incurred at the trial or appellate level, in an arbitration proceeding or otherwise, and including any of the foregoing incurred in connection with any bankruptcy proceeding (including without limitation, any adversary proceeding, contested matter or motion brought by Senior Lender or any other person) relating to Borrower, Subordinated Creditor or any other person or entity.

14. Notices. Except as otherwise expressly provided herein, any notice required or desired to be served, given or delivered hereunder shall be in writing and shall be deemed to have been validly served, given or delivered upon receipt when personally delivered or sent by facsimile transmission or overnight courier, or when duly deposited in the United States mails, certified or registered, with proper postage prepaid, addressed to the party to be notified as follows:

If to Borrower, to:	Appreciate Holdings, Inc.
6101 Baker Rd Suite 200
Minnetonka, MN 55345
Attn: Chris Laurence, Chief Executive Officer

With a copy (which will not constitute notice) to:

Winthrop & Weinstine, P.A.
225 South Sixth Street, Suite 3500
Minneapolis, MN 55402
Attn: Dean D. Willer

If to Subordinated Creditor, to the address set forth on the signature page hereto.

If to Senior Lender:	St. Cloud Capital Partners III SBIC, LP
10866 Wilshire Blvd., Suite 1450
Los Angeles, CA 90024
Attn: Ben Hom

Each party hereto may change its address for notice by giving notice to the other parties as provided herein.

15. Further Assurances. From time to time after the date hereof, at the request of Borrower and without further consideration, the Subordinated Creditor shall, from time to time, execute and deliver such additional instruments, documents, subordination agreements with any other lender(s) to the Borrower, conveyances or assurances and take such other actions as shall be necessary, or otherwise reasonably requested by another party, to confirm and assure the rights and obligations provided for in this Agreement or any other subordination agreement with a lender(s) to the Borrower and render effective the consummation of the transactions contemplated hereby.

16. Miscellaneous. This Agreement is binding not only upon Subordinated Creditor and Borrower, but also upon the heirs, representative, successors and assigns of each of them, and is enforceable not only by Senior Lender but also by its successors and any assignee of or participant in the Senior Claim, but shall not inure to the benefit of or be enforceable by any other party or subordinate the Subordinated Claim to any claim other than the Senior Claim. This Agreement may be executed in any number of counterparts, each of which shall be an original with the same effect as if the signatures thereto and hereto were upon the same document. This Agreement may be amended by the written consent of the Borrower, Collateral Agent and Senior Lender. The section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto. The singular form of any word used in this Agreement shall include the masculine and feminine forms, and vice versa.

[Signature Pages to Follow]

IN WITNESS WHEREOF, the parties have executed this Subordination Agreement as of the day and year first above written.

BORROWER:

APPRECIATE HOLDINGS, INC.
RW National Holdings, LLC
RW Opco, LLC

By:

Name:	Chris Laurence
Its:	Chief Executive Officer

[Additional Signature Page to Follow]

[Signature page - Subordination Agreement - St. Cloud Capital Partners III SBIC, LP]

IN WITNESS WHEREOF, the parties have executed this Subordination Agreement as of the day and year first above written.

Subordinated Creditor:

Thomas J Holland Revocable Trust dated Sept 5 2007

By:
Name:	Thomas J Holland
Its:	Trustee

Subordinated Creditor:

By:
Name:	Eric Bunting

Subordinated Creditor:

Macabel Holdings, Inc.

By:
Name:
Its:

Subordinated Creditor:

Laurie Hawkes TTEE LAH Trust

By:
Name:	Laurie Hawkes
Its:	Trustee

Subordinated Creditor:

By:
Name:	Christopher Laurence

Subordinated Creditor:

By:
Name:	Milton Joseph Beck

Subordinated Creditor:

The Sanderson Family Trust

By:
Name:
Its:	Trustee

Subordinated Creditor:

Honour Capital Partnership LP

By:
Its:	General Partner

Signed:
Name:
Its:

Subordinated Creditor:

By:
Name:	Gloria H Fu

Subordinated Creditor:

By:
Name:	Marcy A Haymaker

[Signature page - Subordination Agreement - St. Cloud Capital Partners III SBIC, LP]

IN WITNESS WHEREOF, the parties have executed this Subordination Agreement as of the day and year first above written.

SENIOR LENDER:

St. Cloud Capital Partners III SBIC, LP

Signed:
By:
Its:

[Signature page - Subordination Agreement - St. Cloud Capital Partners III SBIC, LP]